EXHIBIT 10.14(b) The Ryder System, Inc. 1994 Incentive Compensation Plan for President-Commercial Leasing & Services, Vehicle Leasing & Services Division.

RYDER
                                                PRESIDENT
                                                COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION             BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                PAGE 1


                                   Supersedes
                1993 Executive Vice President & General Manager
           Commercial Leasing & Services Incentive Compensation Plan

INTRODUCTION

The following material explains the operation and administration of the 1994 Incentive Plan for the President, Commercial Leasing & Services (Commercial), Vehicle Leasing & Services Division (VLSD). The plan is intended to serve as a single, comprehensive source of information that will explain your bonus for achieving various levels of performance. Questions should be addressed to your supervisor.

BONUS OPPORTUNITY

The following table summarizes the maximum bonus opportunity:

                                 MAXIMUM BONUS OPPORTUNITY AS A PERCENTAGE OF BASE SALARY


                                                                                 RSI                          TOTAL
      RSI            VLSD               COMMERCIAL             CANADA        PERFORMANCE     INDIVIDUAL       BONUS
  PERFORMANCE     PERFORMANCE          PERFORMANCE           PERFORMANCE      ABOVE PLAN     PERFORMANCE   OPPORTUNITY *
                                     NBT        REVENUE
      20%             20%            27%          8%             5%              20%             20%            120%


         *  See Special ROE Award section

BONUS PERFORMANCE MEASURES

For 1994, your bonus payout will be based on Ryder System, Inc. (RSI or the Company) performance, VLSD performance, Commercial performance, Canada Performance, RSI performance above plan, and your performance as an individual.

RSI performance is measured based on a combination of RSI Net Earnings After Tax (NAT) Return on Assets (ROA) performance and RSI Net Earnings Before Tax
(NBT) performance for 1994.

VLSD performance is measured based on a combination of VLSD NAT ROA performance and VLSD NBT performance for 1994.

Commercial performance is measured based on a combination of Commercial - NAT ROA performance, Commercial - NBT performance for 1994, and Dry Full Service Leasing (FSL) and Ryder Programmed Maintenance (RPM) revenue growth performance.

RSI performance above plan is based on RSI NBT performance for 1994, as defined on page 2.

Canada performance is measured based on Canadian NBT performance and NAT ROA as defined on page 3.

RYDER
                                        PRESIDENT
                                        COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION     BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 2

Individual performance is determined based on a year-end assessment of your performance against objectives that you and your supervisor agreed to at the start of the year. Given their importance, the objectives should be in writing and updated during the year to adjust for priorities that may have changed.

DEFINITION OF MEASURES

Performance levels attained in the following areas determine the extent to which participants of this bonus plan are eligible for bonus awards.

         - RSI PERFORMANCE -- RSI performance payout is based on a grid which combines RSI ROA performance and RSI NBT performance.

                 RSI ROA performance for the bonus year is calculated by dividing RSI NAT by RSI average assets.

                 -- RSI NAT is defined as RSI's consolidated Net Earnings After Tax for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- RSI average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on RSI's balance sheet at the beginning of each quarter plus the total assets as shown on RSI's balance sheet at the end of each quarter, divided by two.

                 RSI NBT performance is defined as RSI's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - VLSD PERFORMANCE -- VLSD performance payout is based on a grid which combines VLSD ROA performance and VLSD NBT performance.

                 VLSD ROA performance for the bonus year is calculated by dividing VLSD NAT by VLSD average assets.

                 -- VLSD NAT is defined as VLSD's consolidated Net Earnings After Tax for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- VLSD average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on VLSD's balance sheet at the beginning of each quarter plus the total assets as shown on VLSD's balance sheet at the end of each quarter, divided by two.

RYDER
                                        PRESIDENT
                                        COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION     BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 3



                 VLSD NBT performance is defined as VLSD's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - COMMERCIAL PERFORMANCE -- Commercial performance payout is based on a grid which combines Commercial - ROA performance and Commercial - NBT performance.

                 Commercial - ROA performance for the bonus year is calculated by dividing Commercial NAT by Commercial average assets.

                 -- Commercial - NAT is defined as Commercial - consolidated Net Earnings After Tax for the bonus year, as verified by the Senior Vice President and Controller, RSI, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- Commercial - average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on Commercial - balance sheet at the beginning of each quarter plus the total assets as shown on Commercial balance sheet at the end of each quarter, divided by two.

                 Commercial - NBT performance is defined as Commercial consolidated Net Earnings Before Tax as verified by the Senior Vice President and Controller, RSI, net of a provision for the total of all incentive awards, for the bonus year.

                 Commercial Revenue Growth performance is calculated by adding actual total revenue (excluding fuel) earned from Full Service Lease (FSL) and Ryder Preventive Maintenance (RPM).

         - CANADA PERFORMANCE -- Canada Performance payout is based on a grid which combines Canada NAT ROA Performance and Canada NBT performance as verified by the SVP and Controller, RSI.

                 Canada ROA performance for the bonus year is calculated by dividing Canada NAT by Canada average assets.

                 -- Canada NAT is defined as RSI's consolidated Net Earnings After Tax for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- Canada average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on RSI's balance sheet at the beginning of each quarter plus the total assets as shown on RSI's balance sheet at the end of each quarter, divided by two.

RYDER
                                        PRESIDENT
                                        COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION     BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 4


         Canada NBT performance is defined as Canada's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - RSI PERFORMANCE ABOVE PLAN -- RSI performance above plan payout is based on RSI NBT performance.

         - INDIVIDUAL PERFORMANCE -- Individual performance is defined as each participant's performance against job requirements and objectives (MBOs), as agreed upon between the individual and his/her management, at the beginning of the bonus year. If necessary, goals and objectives may be revised during the bonus year to reflect changing business priorities.

                 Individual performance awards are separate from payments based upon ROA and NBT performance, and may be paid, in part or in whole, based on RSI's and VLSD's performance and/or ability to pay. Such payments are subject to the recommendation of the Administrator of the plan and approval by the Board of Directors of RSI.

NOTE: The effects of any unusual and material accounting transactions may be excluded from bonus calculations with the approval of the Board of Directors of RSI.

RYDER
                                        PRESIDENT
                                        COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION     BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 5


BONUS CALCULATION

Bonus awards are based on the following grids.

         1)      RSI PERFORMANCE

         RSI performance payout is based on a grid consisting of two performance variables: 1994 Actual RSI NBT and 1994 RSI NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Bonus Opportunity, as shown on page 1.

                              POTENTIAL RSI PERFORMANCE BONUS PAYOUT
                   AS A PERCENTAGE OF MAXIMUM RSI PERFORMANCE BONUS OPPORTUNITY

                                                  1994 ACTUAL NBT ($MM)
                 THRESHOLD                                                                     MAXIMUM
                   209.8         218.3       232.0       245.8       251.0        256.0         265.0
ROA (%)                                         % OF COMPANY OPPORTUNITY
less than 2.5        15            30          40          50          60          70            80
2.5 - 3.0            25            40          50          60          75          85            95
greater than 3       35            50          60          70          80          90           100

         2)      VLSD PERFORMANCE

         VLSD performance payout is based on a grid consisting of two performance variables: 1994 Actual VLSD NBT and 1994 VLSD NAT ROA.
         The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum VLSD Performance Bonus Opportunity, as shown on page 1.

                             POTENTIAL VLSD PERFORMANCE BONUS PAYOUT
                  AS A PERCENTAGE OF MAXIMUM VLSD PERFORMANCE BONUS OPPORTUNITY

                                           1994 ACTUAL NBT ($MM)

                 THRESHOLD                                                                     MAXIMUM
                   205.3          211.6       220.9       230.3       238.0       248.0          260
ROA (%)                                 % OF COMPANY OPPORTUNITY
less than 2          15            30          40           50          60          70            80
2.0 - 3.0            25            40          50           60          75          85            95
greater than 3       35            50          60           70          80          90           100

RYDER
                                        PRESIDENT
                                        COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION     BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 6


         3)      COMMERCIAL PERFORMANCE - ROA/NBT

         Commercial performance payout is based on a grid consisting of two performance variables: 1994 Actual Commercial - NBT and 1994 Commercial - NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum Commercial Performance Bonus Opportunity, as shown on page 1.


               POTENTIAL COMMERCIAL PERFORMANCE BONUS PAYOUT AS A
       PERCENTAGE OF MAXIMUM COMMERCIAL NBT PERFORMANCE BONUS OPPORTUNITY

                                             1994 ACTUAL NBT ($MM)
                 THRESHOLD                                                          MAXIMUM
                   157.1          166.0       176.0       182.0       190.0          200.0
ROA (%)                                    % OF COMPANY OPPORTUNITY
less than 3.0        15            35           50          60          70             80
greater than or
 equal to 3.0        25            45           60          75          90            100

         4)      COMMERCIAL REVENUE GROWTH PERFORMANCE

         Commercial Revenue Growth Performance payout is based on a scale consisting of one performance variable: 1994 Dry Full Service Leasing and Ryder Programmed Maintenance Growth percentage. The bonus payout percent is determined by locating the point on the grid which corresponds to the variable. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between points as shown. No payment will be made for performance below the lowest point displayed. The potential bonus payout is expressed as a percentage of maximum Commercial Revenue Performance Bonus Opportunity as shown on page 1.


               POTENTIAL COMMERCIAL PERFORMANCE BONUS PAYOUT AS A
 PERCENTAGE OF MAXIMUM COMMERCIAL REVENUE GROWTH PERFORMANCE BONUS OPPORTUNITY

                1994 DRY FSL & RPM REVENUE GROWTH (%)
  3%          4%           5%         5.7%         7%             8%
                      % OF COMPANY OPPORTUNITY
  20          40           50          60          80            100

RYDER
                                        PRESIDENT
                                        COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION     BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 7



         5)      CANADA PERFORMANCE

         Canada performance payout is based on a grid consisting of two performance variables: 1994 Actual Canada - NBT and 1994 Canada -
         NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum Canada Performance Bonus Opportunity, as shown on page 1.

                POTENTIAL RTR CANADIAN PERFORMANCE BONUS PAYOUT AS A
         PERCENTAGE OF MAXIMUM RTR CANADIAN NBT PERFORMANCE BONUS OPPORTUNITY


 RTR - CANADA (IN LOCAL CURRENCY)
                                              1994 ACTUAL NBT ($MM)
                  THRESHOLD                                                          MAXIMUM
                     7.8            8.3         8.8         9.3         9.8            10.3
 ROA (%)                                    % OF COMPANY OPPORTUNITY
 less than 1.5        15            35           50          60          70             80
 greater than or
  equal to 1.5        25            45           60          75          90            100

         6)      RSI PERFORMANCE ABOVE PLAN

         RSI performance above plan payout is based on a grid of 1994 Actual RSI NBT. The potential bonus payout percent is determined by locating the point on the grid under the 1994 Actual RSI NBT. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold, which is 1994 RSI Business Plan NBT. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Above Plan Bonus Opportunity, as shown on page 1.

        POTENTIAL RSI PERFORMANCE ABOVE PLAN BONUS PAY
                  AS A PERCENTAGE OF MAXIMUM
        RSI PERFORMANCE ABOVE PLAN BONUS OPPORTUNITY



                    1994 ACTUAL NBT ($MM)
 THRESHOLD                                           MAXIMUM
   245.8            251.0            256.0            265.0
                  % OF RSI PERF. ABOVE PLAN
     0               25               50               100

RYDER
                                        PRESIDENT
                                        COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION     BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 8


         7)      INDIVIDUAL PERFORMANCE

         Individual performance payout is based on a grid consisting of individual performance results versus objectives. The potential bonus payout percent is determined by awarding a percentage within one of the grid ranges. The potential bonus payout is expressed as a percentage of Maximum Individual Performance Bonus Opportunity, as shown on page 1.

                 POTENTIAL INDIVIDUAL PERFORMANCE BONUS PAYOUT
      AS A PERCENTAGE OF MAXIMUM INDIVIDUAL PERFORMANCE BONUS OPPORTUNITY

                                    FAIR - SOME                         SIGNIFICANTLY
                                      CRITICAL     CONSISTENT WITH          ABOVE
INDIVIDUAL PERFORMANCE               SHORTFALLS      EXPECTATIONS       EXPECTATIONS       EXCEPTIONAL
% OF INDIVIDUAL
PERFORMANCE OPPORTUNITY                0-29%            30-59%             60-89%            90-100%

ALL PERFORMANCE GRIDS REPRESENT GUIDELINES ONLY. ACTUAL PAYOUTS MAY BE PRORATED DOWNWARD AT THE COMPANY'S DISCRETION. ADDITIONAL CRITERIA MAY ADJUST THE PERFORMANCE PORTION DOWNWARD IF SPECIFIC GOALS ARE NOT ACHIEVED. THE GRIDS WILL BE REVISED ANNUALLY TO ENSURE CONSISTENCY WITH COMPANY GOALS AND OBJECTIVES.

RYDER
                                                  PRESIDENT
                                                  COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION               BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                  PAGE 9


BONUS CALCULATION EXAMPLE

         Total bonus would be calculated as follows given the following information:

                 Eligible Base Salary                                                                 $260,000
                 1994 RSI NBT                                                                         $251.0MM
                 1994 RSI NAT ROA                                                                         2.7%
                 1994 VLSD NBT                                                                        $238.0MM
                 1994 VLSD NAT ROA                                                                        2.7%
                 1994 Commercial NBT                                                                  $176.0MM
                 1994 Commercial NAT ROA                                                                  3.1%
                 1994 Commercial Dry FSL & RDM Revenue Growth                                             5.7%
                 1994 Canada Performance NBT                                                              8.8%
                 1994 Canada ROA                                                                          1.8%
                 Individual Performance                                          Significantly Above Expectations

                 1)       RSI Performance
                          20% Maximum RSI Performance Bonus Opportunity
                          75% Potential RSI Performance Bonus Payout (from grid)

                          20% x 75% = 15% of Eligible Base Salary
                          15% x $260,000 =                                                                   $39,000

                 2)       VLSD Performance
                          20% Maximum VLSD Performance Bonus Opportunity
                          75% Potential VLSD Performance Bonus Payout (from grid)

                          20% x 75% = 15% of Eligible Base Salary
                          15% x $260,000 =                                                                   $39,000

                 3)       Commercial Performance
                          27% Maximum Commercial Performance Bonus Opportunity
                          60% Potential Commercial Performance Bonus Payout (from grid)

                          27% x 60% = 16.2% of Eligible Base Salary
                          16.2% x $260,000 =                                                                 $42,120

                 4)       Commercial Dry FSL & RDM Revenue Growth
                          8% Maximum Dry FSL & RDM Revenue Bonus Opportunity
                          60% Potential Dry FSL & RDM Revenue Bonus Payout (from grid)

                          8% x 60% = 4.8% Max. Commercial Dry FSL & RDM Revenue
                          4.8% X $260,000 =                                                                  $12,480

                                BONUS CALCULATION EXAMPLE CONTINUED ON NEXT PAGE

RYDER
                                                   PRESIDENT
                                                   COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION                BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                   PAGE 10


                 5)       Canada Performance
                          5% Maximum Canada Performance Bonus Opportunity
                          60% Potential Canada Performance Bonus Payout (from grid)

                          5% x 60% = 3% of Eligible Base Salary
                          3% x $260,000 =                                                        $  7,800

                 6)       RSI Performance Above Plan
                          20% Maximum RSI Performance Above Plan Bonus Opportunity
                          25% Potential RSI Performance Above Plan Bonus Payout (from grid)

                          20% x 25% = 5% of Eligible Base Salary
                          5% x $260,000 =                                                        $ 13,000

                 7)       Individual Performance
                          20% Maximum Individual Performance Bonus Opportunity
                          75% Potential Individual Performance Bonus Payout (from grid)

                          20% x 75% = 15% of Eligible Base Salary
                          15% x $260,000 =                                                       $ 39,000
                                                                                                 --------
         TOTAL BONUS                                                                             $192,400

RYDER
                                                   PRESIDENT
                                                   COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION                BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                   PAGE 11


BASE SALARY CALCULATION

For the purpose of bonus calculations, base salary is defined as the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and imputed income from company car, insurance, and amounts attributable to any of the Company's stock plans.

Average annual rate of pay for a participant whose base salary changes within the bonus year is calculated as shown below.

         BASE SALARY CALCULATION EXAMPLE

         Average annual rate of pay would be calculated as follows for a participant who begins a bonus year with a base salary of $260,000, then effective June 1 receives an increase to a base salary of $276,000:

         January 1 thru May 31 of Bonus Year:

         31 + 28 + 31 + 30 + 31   =    151=.414 x $260,000/yr. =       $107,640
         ----------------------        ---
                 365 days              365

         June 1 thru December 31 of Bonus Year:

         365 - 151                =    214=.586 x $276,000/yr. =       $161,736
         ---------                     ---
         365 days                      365

         AVERAGE ANNUAL RATE OF PAY FOR BONUS YEAR =                   $269,376

SPECIAL ROE AWARD

One and one-half percent of the RSI NAT amount in excess of that required to reach 17% Return on Equity (ROE) will be credited to deferred compensation for elected Officers of the Company and the Division Presidents. This amount will be prorated based on each individual participant's earned salary (while in the eligible position) in relation to the sum of the earned salaries of all participants.

RYDER
                                                   PRESIDENT
                                                   COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION                BONUS PLAN ADMINISTRATION
1994 INCENTIVE COMPENSATION PLAN                   PAGE 1



ADMINISTRATION

The Chairman, President, and Chief Executive Officer of RSI will administer this Incentive Compensation Plan.

BONUS YEAR

The bonus year is defined as the calendar year in which bonus awards are earned.

ELIGIBILITY

The President, Commercial Leasing & Services, if employed in good standing at the time bonus payments are made is eligible to participate in this plan. If the President, Commercial Leasing & Services has an agreement which specifically provides for incentive compensation other than that which is provided in this plan or is a participant in any other incentive compensation plan of RSI, its subsidiaries or affiliates, he/she is not eligible to participate in this plan.

Employees who are newly hired, promoted or transferred into or out of eligible positions and those who move from one eligibility level to another will receive pro rata bonus awards based on the average annual rate of pay in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

In addition, participants who leave the Company or VLSD during the bonus year under any of the following conditions may be eligible for pro rata bonus awards:

         - retirement under the provisions of one of the Company's retirement plans or the Social Security Act, or

         -       disability

Note: The spouse or legal representative of a deceased participant may be eligible for pro rata bonus awards as well.

BONUS ELIGIBILITY ON CHANGE OF CONTROL

Notwithstanding anything in this plan to the contrary, in the event of a Change of Control of the Company (as defined and adopted by the Board of Directors on August 20, 1993), the funds necessary to pay incentive awards will be placed in a trust administered by an outside financial institution.

The amount of each participant's incentive award will be determined in accordance with the provisions of the plan by a "Big 6" accounting firm chosen by the Company. Participants will receive bonus awards for actual time employed during the bonus year based upon: a) the greater of actual company performance or 80% of maximum company performance opportunity plus b) the greater of actual individual performance or 80% of maximum individual performance opportunity.

RYDER
                                                   PRESIDENT
                                                   COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION                BONUS PLAN ADMINISTRATION
1994 INCENTIVE COMPENSATION PLAN                   PAGE 2



However, if the Company fails to verify incentive awards through a "Big 6" accounting firm, participants will receive 100% of their maximum company and individual performance opportunities based on actual time worked during the bonus year. The Company will be responsible for all legal fees and expenses which participants may reasonably incur in enforcing their rights under the plan in the event of a Change of Control of the Company.

Should a Change of Control occur during 1994, participants will receive instructions regarding the collection of incentive awards.

BONUS ELIGIBILITY ON TERMINATION

Participants leaving the Company or VLSD under any conditions other than those outlined in the Eligibility or Change of Control sections of this plan are not eligible for bonus awards for the bonus year in which they leave, nor are they eligible for awards for the preceding bonus year, if such awards have not yet been distributed.

BONUS PAYMENT

Shortly after the end of the calendar year and after considering the recommendations of the Administrator of the plan, the Compensation Committee of the Board of Directors or the full Board of Directors of RSI will, in its sole discretion, determine the participants, if any, who will receive bonus awards and the amounts of such awards. Bonus award payments will be distributed to eligible participants following such Board or Committee approval and subsequent to certification of consolidated financial statements by an independent auditor.

BONUS FUNDING

Accruals for the President, Commercial Leasing & Services, and all discretionary awards are excluded from funding limitations.

Bonus payout maximums are limited by the lower of the total earned opportunity provided under the plan or the amount of the accrual. Should the accrual not provide for bonus allotments under the plan, proration will be effected at the discretion of the Chairman, President and Chief Executive Officer of RSI. Unused monies may not be carried forward for subsequent bonus years.

RYDER
                                                  PRESIDENT
                                                  COMMERCIAL LEASING & SERVICES
VEHICLE LEASING & SERVICES DIVISION               BONUS PLAN ADMINISTRATION
1994 INCENTIVE COMPENSATION PLAN                  PAGE 3


DISCRETIONARY AWARDS

With the approval of the Board of Directors of RSI, the Chairman, President, and Chief Executive Officer of RSI has the authority to grant discretionary bonus awards for exemplary performance to non-participants or to enhance the awards of participants. Discretionary awards are not subject to the funding limitations of this plan.

While it is common to grant discretionary awards at the same time as regular awards, it may be appropriate, on occasion, to recognize an employee off-cycle due to extremely unusual performance. Off-cycle discretionary awards must be approved by the Chairman, President and Chief Executive Officer of RSI.

The total of all discretionary awards for employees under this plan, the VLSD field bonus plans, the RSI SEVP Incentive Compensation Plan, the Headquarters Executive Management Incentive Compensation Plan, the Ryder International Incentive Compensation Plan, the Ryder Services Corporation Incentive Compensation Plan, and all Division Presidents' Incentive Compensation Plans, including those granted off-cycle, may not exceed $430,000 per year.

AMENDMENTS

The Board of Directors of RSI reviews RSI's, its subsidiaries' and affiliates' incentive compensation plans annually to ensure equitability both within the Company, and in relation to current economic conditions. THE BOARD OF DIRECTORS RESERVES THE RIGHT TO AMEND, SUSPEND, TERMINATE OR MAKE EXCEPTIONS TO THIS PLAN AT ANY TIME.